                                                                               .
                                                                               .
                                                                               .

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2003

I. RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                                     677,412.24
Available Funds:
  Contract Payments due and received in this period                                                                  2,301,709.38
  Contract Payments due in prior period(s) and received in this period                                                 143,165.88
  Contract Payments received in this period for next period                                                            110,344.74
  Sales, Use and Property Tax payments received                                                                         26,563.95
  Prepayment Amounts related to early termination in this period                                                       639,126.69
  Servicer Advance                                                                                                     125,235.46
  Proceeds received from recoveries on previously Defaulted Contracts                                                        0.00
  Transfer from Reserve Account                                                                                          2,263.15
  Interest earned on Collection Account                                                                                  2,360.52
  Interest earned on Affiliated Account                                                                                     72.13
  Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                                0.00
  Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract < Predecessor contract)           0.00
  Amounts paid under insurance policies                                                                                      0.00
  Maintenance, Late Charges and any other amounts                                                                       17,878.72

                                                                                                                    -------------
Total Available Funds                                                                                                4,046,132.86
Less: Amounts to be Retained in Collection Account                                                                     650,895.58
                                                                                                                    -------------
AMOUNT TO BE DISTRIBUTED                                                                                             3,395,237.28
                                                                                                                    =============

DISTRIBUTION OF FUNDS:
  1.  To Trustee -  Fees                                                                                                     0.00
  2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                       143,165.88
  3.  To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
         a) Class A1 Principal and Interest                                                                                  0.00
         a) Class A2 Principal (distributed after A1 Note matures) and Interest                                              0.00
         a) Class A3 Principal (distributed after A2 Note matures) and Interest                                              0.00
         a) Class A4 Principal (distributed after A3 Note matures) and Interest                                              0.00
         a) Class A5 Principal (distributed after A4 Note matures) and Interest                                      2,802,099.24
         b) Class B Principal and Interest                                                                              47,719.45
         c) Class C Principal and Interest                                                                              95,739.90
         d) Class D Principal and Interest                                                                              64,196.61
         e) Class E Principal and Interest                                                                              82,268.61

  4.  To Reserve Account for Requirement per Indenture Agreement Section 3.08                                                0.00
  5.  To Issuer - Residual  Principal and Interest and Reserve Account Distribution
         a) Residual Interest (Provided no Restricting or Amortization Event in effect)                                  6,660.13
         b) Residual Principal (Provided no Restricting or Amortization Event in effect)                                89,237.48
         c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                      2,263.15
  6.  To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                        46,875.32
  7.  To Servicer, Servicing Fee and other Servicing Compensations                                                      15,011.51
                                                                                                                    -------------
TOTAL FUNDS DISTRIBUTED                                                                                             3,395,237.28
                                                                                                                    =============

                                                                                                                    -------------
End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}             650,895.58
                                                                                                                    =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                  $ 2,511,821.93
        - Add Investment Earnings                                                                                        2,263.15
        - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                     0.00
        - Less Distribution to Certificate Account                                                                       2,263.15
                                                                                                                   --------------
End of period balance                                                                                              $ 2,511,821.93
                                                                                                                   ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                         $ 2,511,821.93
                                                                                                                   ==============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2003

III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                   Pool A                                     29,896,369.40
                   Pool B                                      5,331,435.74
                                                              -------------
                                                                                      35,227,805.14
Class A Overdue Interest, if any                                       0.00
Class A Monthly Interest - Pool A                                164,180.90
Class A Monthly Interest - Pool B                                 29,278.47

Class A Overdue Principal, if any                                      0.00
Class A Monthly Principal - Pool A                             2,186,959.14
Class A Monthly Principal - Pool B                               421,680.73
                                                              -------------
                                                                                       2,608,639.87
Ending Principal Balance of the Class A Notes
                   Pool A                                     27,709,410.26
                   Pool B                                      4,909,755.01
                                                              -------------
                                                                                      -------------
                                                                                      32,619,165.27
                                                                                      =============

---------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000          Ending Principal
Original Face $221,020,000    Original Face $221,020,000         Balance Factor
       $ 0.875303                    $ 11.802732                    14.758468%
---------------------------------------------------------------------------------

IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                   Class A1                                            0.00
                   Class A2                                            0.00
                   Class A3                                            0.00
                   Class A4                                            0.00
                   Class A5                                   35,227,805.14
                                                              -------------

Class A Monthly Interest                                                              35,227,805.14
                   Class A1 (Actual Number Days/360)                   0.00
                   Class A2                                            0.00
                   Class A3                                            0.00
                   Class A4                                            0.00
                   Class A5                                      193,459.37
                                                              -------------

Class A Monthly Principal
                   Class A1                                            0.00
                   Class A2                                            0.00
                   Class A3                                            0.00
                   Class A4                                            0.00
                   Class A5                                    2,608,639.87
                                                              -------------
                                                                                       2,608,639.87
Ending Principal Balance of the Class A Notes
                   Class A1                                            0.00
                   Class A2                                            0.00
                   Class A3                                            0.00
                   Class A4                                            0.00
                   Class A5                                   32,619,165.27
                                                              -------------
                                                                                      -------------
                                                                                      32,619,165.27
                                                                                      =============
Class A4

---------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000          Ending Principal
Original Face $42,620,000     Original Face $42,620,000           Balance Factor
       $  4.53917                    $ 61.206942                    76.534879%
---------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2003

V. CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                   Pool A                                     509,803.61
                   Pool B                                      90,924.04
                                                              ----------
                                                                                      600,727.65

Class B Overdue Interest, if any                                    0.00
Class B Monthly Interest - Pool A                               2,757.19
Class B Monthly Interest - Pool B                                 491.75
Class B Overdue Principal, if any                                   0.00
Class B Monthly Principal - Pool A                             37,281.95
Class B Monthly Principal - Pool B                              7,188.56
                                                              ----------
                                                                                       44,470.51
Ending Principal Balance of the Class B Notes
                   Pool A                                     472,521.66
                   Pool B                                      83,735.48
                                                              ----------
                                                                                      ----------
                                                                                      556,257.14
                                                                                      ==========

------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000       Ending Principal
Original Face $3,768,000      Original Face $3,768,000         Balance Factor
       $ 0.862245                    $ 11.802152                  14.762663%
------------------------------------------------------------------------------

VI. CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                   Pool A                                     1,020,408.06
                   Pool B                                       182,047.34
                                                              ------------
                                                                                      1,202,455.40

Class C Overdue Interest, if any                                      0.00
Class C Monthly Interest - Pool A                                 5,769.56
Class C Monthly Interest - Pool B                                 1,029.33
Class C Overdue Principal, if any                                     0.00
Class C Monthly Principal - Pool A                               74,563.90
Class C Monthly Principal - Pool B                               14,377.11
                                                              ------------
                                                                                         88,941.01
Ending Principal Balance of the Class C Notes
                   Pool A                                       945,844.16
                   Pool B                                       167,670.23
                                                              ------------
                                                                                      ------------
                                                                                      1,113,514.39
                                                                                      ============

------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000        Ending Principal
Original Face $7,537,000     Original Face $7,537,000          Balance Factor
       $ 0.902068                    $ 11.800585                  14.773974%
------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2003

VII. CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                   Pool A                                     679,738.22
                   Pool B                                     121,232.00
                                                              ----------
                                                                                      800,970.22

Class D Overdue Interest, if any                                    0.00
Class D Monthly Interest - Pool A                               4,160.56
Class D Monthly Interest - Pool B                                 742.04
Class D Overdue Principal, if any                                   0.00
Class D Monthly Principal - Pool A                             49,709.27
Class D Monthly Principal - Pool B                              9,584.74
                                                              ----------
                                                                                       59,294.01
Ending Principal Balance of the Class D Notes
                   Pool A                                     630,028.95
                   Pool B                                     111,647.26
                                                              ----------
                                                                                      ----------
                                                                                      741,676.21
                                                                                      ==========

------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000       Ending Principal
Original Face $5,024,000      Original Face $5,024,000         Balance Factor
       $ 0.975836                    $ 11.802152                  14.762663%
------------------------------------------------------------------------------

VIII. CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                   Pool A                                     851,274.22
                   Pool B                                     151,938.55
                                                              ----------
                                                                                      1,003,212.77

Class E Overdue Interest, if any                                    0.00
Class E Monthly Interest - Pool A                               6,916.60
Class E Monthly Interest - Pool B                               1,234.50
Class E Overdue Principal, if any                                   0.00
Class E Monthly Principal - Pool A                             62,136.58
Class E Monthly Principal - Pool B                             11,980.93
                                                              ----------
                                                                                         74,117.51
Ending Principal Balance of the Class E Notes
                   Pool A                                     789,137.64
                   Pool B                                     139,957.62
                                                              ----------
                                                                                      ------------
                                                                                        929,095.26
                                                                                      ============

------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000        Ending Principal
Original Face $6,282,000     Original Face $6,282,000          Balance Factor
       $ 1.297533                   $ 11.798394                   14.789800%
------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2003

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                   Pool A                                     1,015,057.12
                   Pool B                                       180,476.32
                                                              ------------
                                                                                      1,195,533.44

Residual Interest - Pool A                                        5,654.95
Residual Interest - Pool B                                        1,005.18
Residual Principal - Pool A                                      74,812.44
Residual Principal - Pool B                                      14,425.04
                                                              ------------
                                                                                         89,237.48
Ending Residual Principal Balance
                   Pool A                                       940,244.68
                   Pool B                                       166,051.28
                                                              ------------
                                                                                      ------------
                                                                                      1,106,295.96
                                                                                      ============

X. PAYMENT TO SERVICER

- Collection period Servicer Fee                                                         15,011.51
- Servicer Advances reimbursement                                                       143,165.88
- Tax, Maintenance, Late Charges, Bank Interest and other amounts                        46,875.32
                                                                                       -----------
Total amounts due to Servicer                                                           205,052.71
                                                                                       ===========

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2003

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                            33,972,650.65

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                              0.00

        Decline in Aggregate Discounted Contract Balance                                                          2,485,463.28

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                 -------------
           ending of the related Collection Period                                                               31,487,187.37
                                                                                                                 =============

        Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                        1,850,117.69

          - Principal portion of Prepayment Amounts                                                635,345.59

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                  0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                       0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                0.00

                                                                                                 ------------
                                       Total Decline in Aggregate Discounted Contract Balance    2,485,463.28
                                                                                                 ============

POOL B
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                            6,058,054.02

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                             0.00

        Decline in Aggregate Discounted Contract Balance                                                           479,237.11

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                 ------------
           ending of the related Collection Period                                                               5,578,816.91
                                                                                                                 ============

        Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                          479,237.11

          - Principal portion of Prepayment Amounts                                                      0.00

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                  0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                       0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                0.00

                                                                                                 ------------
                                       Total Decline in Aggregate Discounted Contract Balance      479,237.11
                                                                                                 ============

                                                                                                                 -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                37,066,004.28
                                                                                                                 =============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2003

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A

                                                                                                             Predecessor
                                                                     Discounted       Predecessor             Discounted
Lease #                          Lessee Name                        Present Value       Lease #              Present Value
--------------------------------------------------------            -------------     -----------           ---------------
2199-001               Regional Radiology, LLC                      $1,112,975.58       1881-001            $  2,435,321.88
1231-041               Radnet Management, Inc.                      $  953,502.31
1560-013               Drew Medical inc                             $  342,866.78
                       Cash                                         $   25,977.21
3323-002               Open MRI Ohio 1 Ventures, LLC                $  932,975.98        912-501            $    492,124.09
3330-002               Open MRI Texas Ventures, LLC                 $  784,394.56        917-501            $    536,814.08
                                                                                         917-502            $    578,192.91
                                                                                         920-501            $     35,076.58
                                                                                        1912-001            $     34,364.63

                                                                    -------------                           ---------------
                                                          Totals:   $4,152,692.42                           $  4,111,894.17

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                    $  4,111,894.17
b) ADCB OF POOL A AT CLOSING DATE                                                                           $201,135,070.09
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                       2.04%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                YES                   NO     X
                                                                                      ---                   --------

POOL B

                                                                                                             Predecessor
                                                                     Discounted       Predecessor             Discounted
Lease #                Lessee Name                                  Present Value       Lease #              Present Value
--------------------------------------------------------            -------------     -----------           ---------------
                       NONE

                                                                    -------------                           ---------------
                                                          Totals:   $        0.00                           $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                    $          0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                           $ 50,047,123.17
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                         0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                YES                   NO     X
                                                                                      ---                   --------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING

                                                                                                             Predecessor
                                                                     Discounted       Predecessor             Discounted
Lease #                Lessee Name                                  Present Value       Lease #              Present Value
--------------------------------------------------------            -------------     -----------           ---------------
408-502           Western Kentucky Diagnostic                       $  495,646.95        277-103            $  2,561,363.27
1042-501          Pinnacle Imaging, Inc.                            $1,631,421.93       1513-002            $    953,250.10
2375-001          Tuscarawas Ambulatory                             $1,286,730.05       1725-002            $    588,254.35
1097-506          Advanced Healthcare Resources                     $  675,567.93
                  Cash                                              $   13,500.87
2545-002          Presgar L.C.                                      $  964,543.83       2205-001            $  3,763,600.22
2907-001          Laser  Vision Centers, Inc.                       $  472,557.70
2000667-2         Hartford Hospital, Inc.                           $  190,558.39
2004051-2         Health Care Solutions                             $  695,143.77
2004051-3         Health Care Solutions                             $  993,964.93
2004887-1         BBC Healthcare International, L.L.C.              $  212,022.60
2005804-1         Otsego Memorial Hospital                          $  236,366.53

                                                                    -------------                           ---------------
                                                          Totals:   $7,868,025.48                           $  7,866,467.94

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                7,866,467.94
b) ADCB OF POOL A AT CLOSING DATE                                                                           $201,135,070.09
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                       3.91%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                YES                   NO     X
                                                                                      ---                   --------

POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                             Predecessor
                                                                     Discounted       Predecessor             Discounted
Lease #                Lessee Name                                  Present Value       Lease #              Present Value
--------------------------------------------------------            -------------     -----------           ---------------
1528-003          U.S. Neurosurgical, Inc.                          $  642,004.10        960-501            $     82,012.38
2826-003          Newark Health Imaging, L.L.C.                     $  205,317.69        960-502            $     28,390.17
2906-001          Laser Vision Centers, Inc.                        $  496,511.61       1043-501            $    641,289.38
                  Cash                                              $    3,932.26       1043-502            $    596,073.73

                                                                    -------------                           ---------------
                                                          Totals:   $1,347,765.66                           $  1,347,765.66

  a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                              $  1,347,765.66
  b) ADCB OF POOL B AT CLOSING DATE                                                                         $ 50,047,123.17
* c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                     2.69%

ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                YES                   NO     X
                                                                                      ------                --------

                            DVI RECEIVABLES X 1999-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2003

XV.  POOL PERFORMANCE MEASUREMENTS

1.   AGGREGATE DISCOUNTED CONTRACT BALANCE

     CONTRACTS DELINQUENT > 90 DAYS                                       TOTAL OUTSTANDING
                                                                           CONTRACTS
     This Month                                           505,930.01      This Month           37,066,004.28
     1 Month Prior                                      2,564,328.80      1 Month Prior        40,030,704.67
     2 Months Prior                                     2,014,062.69      2 Months Prior       42,431,081.32

     Total                                              5,084,321.50      Total               119,527,790.27

     A) 3 MONTH AVERAGE                                 1,694,773.83      b) 3 MONTH AVERAGE   39,842,596.76

     c) a/b                                                     4.25%

2.   Does a Delinquency Condition Exist (1c > 6%)?
                                                                                              Yes___________             No  X
                                                                                                                            ----

3.   Restricting Event Check

     A. A Delinquency Condition exists for current
        period?                                                                               Yes___________             No  X
                                                                                                                            ----
     B. An Indenture Event of Default has occurred
        and is then continuing?                                                               Yes___________             No  X
                                                                                                                            ----
4.   Has a Servicer Event of Default occurred?                                                Yes___________             No  X
                                                                                                                            ----
5.   Amortization Event Check

     A. Is 1c  > 8% ?                                                                         Yes___________             No  X
                                                                                                                            ----
     B. Bankruptcy, insolvency, reorganization;
        default/violation of any covenant or obligation
        not remedied within 90 days?                                                          Yes___________             No  X
                                                                                                                            ----
     C. As of any Determination date, the sum of
        all defaulted contracts since the Closing date
        exceeds 6% of the ADCB on the Closing Date?                                           Yes___________             No  X
                                                                                                                            ----

6.   Aggregate Discounted Contract Balance at
     Closing Date                                                                             Balance $251,182,193.26
                                                                                                      ---------------

     DELINQUENT LEASE SUMMARY

     Days Past Due                       Current Pool Balance         # Leases
     -------------                       --------------------         --------
       31 - 60                               1,099,957.75                11
       61 - 90                               1,400,487.04                 4
      91 - 180                                 505,930.01                16

     Approved By:
     Matthew E. Goldenberg
     Vice President
     Structured Finance and Securitization
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